UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.

Item 8.01.	Other Events.
As previously disclosed, on July 9, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Constellation Club Parent, Inc. (“Parent”) and Constellation Merger Sub Inc. (“Merger Sub”). In connection with obtaining the proposed financing to fund the acquisition of the Company by Parent and Merger Sub, the Company is furnishing certain information regarding its business to financial institutions. Since the information will be furnished to the financial institutions, the Company desires that the information be publicly disclosed. This information is included below.

Based on our most recent appraisals (the majority of which are from 2014 and 2015), the appraised value of our owned golf and country clubs real estate was approximately $1.85 billion.

The Company has informed the New York Stock Exchange that it expects to hold a special meeting of stockholders to approve the Merger Agreement on September 15, 2017.

From time to time, we are involved in litigation that we believe is of the type common to companies engaged in our line of business, including commercial disputes, disputes with members regarding their membership agreements, employment issues and claims relating to personal injury and property damage. We are not involved in any pending legal proceedings that we believe would likely have a material adverse effect on our financial condition, results of operations or cash flows.

On July 25, 2017, Haowen Meng filed a purported stockholder class action against the Company, the directors of the Company, and Apollo Global Management, LLC in connection with the merger contemplated by the Merger Agreement in the Eighth Judicial District Court of the State of Nevada in Clark County. The case is captioned Meng v. ClubCorp Holdings, Inc., et al., No. A-17-758912-B.  On August 2, 2017, plaintiff filed an amended complaint. The amended complaint purports to assert a claim against the directors of the Company for allegedly breaching their fiduciary duties of loyalty, due care, good faith, and candor owed to the plaintiff and the public stockholders of the Company, including by allegedly agreeing to a transaction at an unreasonably low price, failing to take the necessary steps to maximize stockholder value, giving preferential severance benefits to certain executives, agreeing to allegedly preclusive deal protection provisions, and failing to include critical information in the preliminary proxy statement previously filed by the Company with the SEC. The amended complaint also purports to assert a claim against Apollo Global Management, LLC for aiding and abetting the directors’ purported breach of fiduciary duty. The amended complaint seeks, among other things, to enjoin the merger contemplated by the Merger Agreement unless and until the Company adopts a process for obtaining a merger agreement with the best possible terms for stockholders. On August 2, 2017, counsel for plaintiffs in the Blaschak and McNally actions (discussed below) filed a motion to consolidate this action with those other actions. The Company believes these claims are without merit and intends to vigorously defend against these claims.

On July 31, 2017, Richard Baum filed a purported stockholder class action against Apollo Global Management, LLC, the Company, and the directors of the Company in connection with the merger contemplated by the Merger Agreement in the Eighth Judicial District Court of the State of Nevada in Clark County. The case is captioned Baum v. Affeldt, et al., No. A-17-759227-C. The complaint purports to assert a claim against the directors of the Company for allegedly breaching their fiduciary duties of care, loyalty, good faith, and independence owed to the plaintiff and the public stockholders of the Company, including by allegedly agreeing to a transaction at an unreasonably low price, engaging in an allegedly unfair process that involved conflicts of interests, agreeing to allegedly preclusive deal protection provisions, and allegedly including materially incomplete and misleading information in the preliminary proxy statement. The complaint seeks, among other things, to enjoin the merger contemplated by the Merger Agreement. The Company believes these claims are without merit and intends to vigorously defend against these claims.

On August 1, 2017, Dan Blaschak filed a purported stockholder class action against the directors of the Company in connection with the merger contemplated by the Merger Agreement in the Eighth Judicial District Court of the State of Nevada in Clark County. The case is captioned Blaschak v. Beckert, et al., No. A-17-759270-B. The complaint purports to assert a claim against the directors of the Company for allegedly breaching their fiduciary duties of care, loyalty, good faith, candor, and independence owed to the plaintiff and the public stockholders of the Company, including by allegedly agreeing to a transaction at an unreasonably low price, agreeing to allegedly preclusive deal protection provisions, and allegedly including materially incomplete and misleading information in the preliminary proxy statement. The complaint seeks, among other things, to enjoin the merger contemplated by the Merger Agreement. On August 2, 2017, counsel for plaintiffs in this action and the McNally action (discussed below) filed a motion to consolidate this action with the McNally action and the Meng action (discussed above).

On August 1, 2017, Joyce McNally filed a purported stockholder class action against the directors of the Company in connection with the merger contemplated by the Merger Agreement in the Eighth Judicial District Court of the State of Nevada in Clark County. The case is captioned McNally v. Beckert, et al., No. A-17-759271-B. The complaint purports to assert a claim against the directors of the Company for allegedly breaching their fiduciary duties of care, loyalty, good faith, candor, and independence owed to the plaintiff and the public stockholders of the Company, including by allegedly agreeing to a transaction at an unreasonably low price, agreeing to allegedly preclusive deal protection provisions, and allegedly including materially incomplete and misleading information in the preliminary proxy. The complaint seeks, among other things, to enjoin the merger contemplated by the Merger Agreement. On August 2, 2017, counsel for plaintiffs in this action and the Blaschak action (discussed above) filed a motion to consolidate this action with the Blaschak action and the Meng action (discussed above). The Company believes these claims are without merit and intends to vigorously defend against these claims.
Forward-Looking Statements
This Current Report on Form 8-K and the documents referred to herein may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended (our “2016 Form 10-K”) and Part II, Item 1A. Risk Factors in our Form 10-Q for the fiscal quarter ended June 13, 2017.
Important Additional Information and Where to Find It
This communication is being made in respect of the proposed merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company has filed a preliminary proxy statement with the SEC on July 26, 2017 and intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation
The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Company’s preliminary proxy statement filed with the SEC and will be set forth in the Company’s definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Company’s preliminary proxy statement filed with the SEC and its proxy statement for its 2017 annual meeting of stockholders filed on June 2, 2017 with the SEC, which can be obtained free of charge from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

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